Neuberger Berman Equity Funds®

Supplement to the Prospectuses dated December 16, 2011

Neuberger Berman International Fund Investor Class Trust Class Class A and Class C

On October 25, 2012, the Board of Trustees of Neuberger Berman Equity Funds (the “Trust”) approved a plan of reorganization and termination under which Neuberger Berman International Fund (“International Fund”) will transfer all of its assets to Neuberger Berman International Institutional Fund (“International Institutional Fund”) in exchange for shares of International Institutional Fund and its assumption of International Fund’s liabilities.  Both Funds are currently organized as series of the Trust.

The reorganization is expected to be tax-free to shareholders, and shareholders are not expected to experience any change to investment policies or procedures, fees and expenses, or shareholder rights as a result of the reorganization.

After considering trends in the size of shareholder accounts for the Classes that make up International Fund, the Trust’s Board of Trustees determined that continuation of International Fund as a separate series is not in the best interests of that Fund or its shareholders as a result of factors adversely affecting the ability of that Fund to conduct its business and operations in an economically viable manner.

Description of the Reorganization

International Fund shareholders will receive Investor Class, Trust Class, Class A and Class C shares of International Institutional Fund equal in value at the time of the transaction to their Investor Class, Trust Class, Class A and Class C shares in International Fund, respectively, and International Fund will cease operations.  It is currently anticipated that International Institutional Fund will change its name to Neuberger Berman International Equity Fund on or about December 15, 2012.

Both Funds currently have the same portfolio manager, investment objective, strategies, and policies and restrictions and, immediately after the reorganization, this will continue to be the case.  Accordingly, your investment will continue to be managed by the same portfolio manager operating under the same parameters stated in your current prospectus.  In addition, the Investor Class, Trust Class, Class A and Class C of International Institutional Fund will have management agreements, distribution plans and agreements, other service agreements, fee structures, and investment policies and procedures identical to the corresponding classes of International Fund.  No sales load, deferred sales charge, commission, or other transactional fee will be charged as a result of the reorganization.  The total annual operating expenses of each of Investor Class, Trust Class, Class A and Class C are expected to be the same both before and after the reorganization, except for a slight reduction in management fees resulting from the larger aggregate assets of the combined Funds.  In addition, any contractual expense limitations are expected to continue for the same periods (as disclosed in International Fund’s current prospectus) after the reorganization for each of Investor Class, Trust Class, Class A and Class C.

Summary of the Agreement and Plan of Reorganization

The plan of reorganization and termination contemplates the transfer of all of the assets of International Fund to International Institutional Fund in exchange solely for International Institutional Fund’s assumption of all of the liabilities of International Fund and shares of International Institutional Fund having an aggregate net asset value equal to the aggregate net asset value of International Fund. Under the plan of reorganization and termination, International Fund would then distribute those International Institutional Fund shares to its shareholders, so that each shareholder’s account in International Institutional Fund has the same value immediately after the reorganization as did that shareholder’s account in International Fund immediately before the reorganization. Shareholders of International Fund would receive the same class of shares of International Institutional Fund as they owned in International Fund.

Tax Information

The reorganization is expected to qualify for federal tax purposes as a “reorganization” as defined in Section 368 of the Internal Revenue Code of 1986, as amended. As a result, it is expected that neither International Fund nor its shareholders would recognize any gain or loss as a direct result of the reorganization and that the aggregate tax basis in and holding period for International Institutional Fund shares received by each International Fund shareholder would be the same as the shareholder’s aggregate tax basis in and holding period for the shareholder’s International Fund shares held at the time of the reorganization. However, International Fund will distribute undistributed net investment income, if any, at the time of or shortly before the reorganization, which would be taxable as ordinary income to its shareholders. You should talk to your tax advisor about any state, local and other tax consequences to you of International Fund’s reorganization.

Timing and Costs

It is anticipated that the reorganization of International Fund will occur on or about January 25, 2013. The costs of the reorganization will be borne by Neuberger Berman Management LLC, the investment manager of both Funds.

Differences in Shareholder Rights

The reorganization will not result in changes to shareholder rights since both Funds are organized as series of the Trust.

This supplement should be retained with your Prospectus for future reference.

The date of this supplement is November 13, 2012.

NEUBERGER BERMAN
Neuberger Berman Management LLC
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New York, NY 10158-0180
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212-476-8800
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